UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2012

THE BRINK’S COMPANY

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	001-09148 (Commission File Number)	54-1317776 (I.R.S. Employer Identification No.)

1801 Bayberry Court

P.O. Box 18100

Richmond, VA  23226-8100

(Address and zip code of principal executive offices)

(804) 289-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

            On November 12, 2012, The Brink’s Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

            The information in this Current Report, including Exhibit 99.1,  is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits

            99.1     Press Release dated November 12, 2012, issued by The Brink’s Company.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   November 12, 2012

                           THE BRINK’S COMPANY

By:   /s/ McAlister C. Marshall, II

Name: McAlister C. Marshall, II

Title:  Vice President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 12, 2012, issued by The Brink’s Company